UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund January 31, 2022

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For daily share price information twenty-four hours a day, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

The Green Century Funds had a record-breaking year in 2021. Our assets under management (AUM) surpassed the $1B mark, and we brokered multiple agreements with companies to improve their environmental practices through our shareholder advocacy program. Because of this work, as well as our unique non-profit ownership, Green Century° is one of the authentic leaders in responsible investing.

I attribute the growth in all three of the Green Century Funds to our strong performance in the market, our industry-leading environmental investment criteria, and our unique ability to help investors to make an environmental impact.

When Green Century was founded in 1991, we wanted to offer investments that allowed individuals and institutions to save for the future without compromising their environmental values. Accordingly, the Green Century Funds avoided coal and major oil companies from the start. After years of pressing gas companies to reduce the impacts of their operations along with growing evidence that gas was not the “bridge fuel” that it was believed to be, the Green Century Funds eliminated the remaining gas companies from its portfolio and became the first family of fossil fuel-free responsible and diversified mutual funds in 2014.

Almost eight years later, and given the heightened interest in green investing, I am surprised by how few firms and funds have followed Green Century’s lead to avoid coal, oil and gas companies. In Bloomberg’s “Finding Mutual Funds Without Fossil-Fuel Holdings Isn’t Easy” article, they found only 15 funds that they classified as fossil fuel free and sustainable. Green Century details all of our exclusionary screens, including those around fossil fuel companies, in our prospectus.

The rise in using investments as a way to express values has led to almost all mainstream firms rushing to offer their version of “sustainable” investments. But, not all investments are created equal and investors increasingly will need to “look under the hood” of the firms that “consider Environmental, Social and Governance (ESG)” as their only environmental strategy. Conscientious investors are best served when they can recognize the funds that avoid dirty energy companies that drive climate change and, instead, embrace those that endeavor to improve the companies’ environmental footprint by sourcing renewable energy or reducing the amount of plastics that they use. With Green Century, we are driven by our environmental mission and work every day to provide ways that help our investors demonstrate their values through their choices.

One holding in the Green Century MSCI International Index Fund that exemplifies this approach is Vestas Wind Systems (Vestas).1 The company is a global leader in sustainable energy solutions and has 40 years of experience in wind energy. For its work, Vestas has been named the most sustainable company for 2022 in the 18th annual rankings of the world’s most sustainable corporations, published by Corporate Knights, a business magazine and research firm that is a Certified B Corp.

Vestas’ wind turbines, which are installed in 85 countries, produce more than 145 gigawatts of total power. The company is one of the world’s largest wind providers and has already prevented 1.7 billion tons of carbon dioxide from being emitted into the atmosphere over the last four decades. Vestas not only produces, installs and services wind turbines on land but also in the water where it’s currently working to erect the largest offshore wind turbine in the world. This turbine, which will be installed this year, will produce enough power for 20,000 households and save more than 38,000 tons of carbon dioxide—the equivalent of removing 25,000 passenger cars from the road annually.

Wind energy is an important part of the transition to a cleaner economy and we believe that Vestas will keep leading the industry.

Along with environmentally focused investments like Vestas, Green Century’s shareholder advocacy program continues to convince companies to make significant strides in corporate sustainability, reducing risk not only for the companies in our portfolio but also the environment. Our team of shareholder advocates directly pressed more than 130 companies in the last year to preserve forests, source more renewable energy, and reduce plastic pollution.

For example, we achieved a significant win when we pressed The Coca-Cola Company (“Coca-Cola”),1 a Fortune 100 company that has been named the most plastic-polluting company on the planet, to reduce the amount of plastics it uses. Our plastic pollution prevention campaign is guided by the belief that “Nothing we use for a few minutes should be allowed to pollute our rivers and oceans for hundreds of years.”

The road to this victory started in 2020, when we filed a resolution with Coca-Cola that urged the company to reduce the amount of plastic it uses. As a result, Coke announced a new goal last spring to reduce its virgin plastic use and lower its cumulative virgin plastic use by 3 million metric tons by 2025. Building on that progress, this winter, we asked Coca-Cola to improve their refillable bottle business, which makes up more than half of its sales in certain Latin American and African countries. Following that engagement, Coca-Cola announced a new goal in February to have at least 25% of all beverages sold globally to be distributed in refillable or returnable bottles. These two changes will reduce the corporation’s outsized contribution to the world’s plastic pollution epidemic.

I am proud of Green Century’s achievements in another unprecedented and challenging year, and I am eager to see what we are able to accomplish as we move forward. Our work to protect the environment and protect public health is far from finished—and none of it would be possible without investors like you.

If you have enjoyed this update and are not yet part of our enews community, I invite you to send your email address to info@greencentury.com or sign up on our website www.greencentury.com.

About three times a month, we will send you a company profile, a shareholder advocacy success story, or a timely reminder, such as just before the annual IRA season contribution deadline.

Thank you for choosing Green Century to help save for your future.

Sincerely,

Leslie Samuelrich, President

Green Century Capital Management

° Green Century Capital Management, Inc. (Green Century) is the investment advisor to the Green Century Funds (The Funds).

Green Century on the Web

E-News.     For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other Fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green_Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2021 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-PORT, Part F. The Green Century Funds’ Forms N-PORT, Part F are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The information on Form N-PORT, Part F may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund avoid fossil fuel companies and aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Three Years	Five Years	Ten Years
December 31, 2021	Green Century Balanced Fund — Individual Investor Share Class	6.82%	16.43%	17.74%	12.49%	10.90%
	Green Century Balanced Fund — Institutional Share Class**	6.95%	16.74%	17.87%	12.57%	10.93%
	Custom Balanced Fund Index[2]	6.41%	15.81%	16.90%	12.05%	10.83%
January 31, 2022	Green Century Balanced Fund — Individual Investor Share Class	–0.62%	11.69%	13.83%	11.09%	9.91%
	Green Century Balanced Fund — Institutional Share Class**	–0.48%	11.99%	13.97%	11.18%	9.95%
	Custom Balanced Fund Index[2]	0.83%	12.02%	13.45%	10.92%	10.05%

The Individual Investor Share Class total expense ratio of the Fund is 1.46% and the Institutional Share Class total expense ratio of the Fund is 1.16% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

** Institutional Shares were offered as of November 28, 2020. The Institutional Share Class performance prior to November 28, 2020 reflects the performance of the Fund’s Individual Investor Share Class.

During the six month period ended January 31, 2022, the Balanced Fund underperformed the Custom Balanced Index, with the Balanced Fund returning –0.48% and the Custom Balanced index returning 0.83%. For the one year period ending January 31, 2022, the Balanced Fund returned 11.99%, while the Custom Balanced Index returned 12.02%. The Fund’s equity holdings that most positively contributed to relative performance during the twelve months ended January 31, 2022 included: Alphabet1, Anthem1, KeyCorp1, Tractor Supply1, and Palo Alto Networks1. Holdings detracting from performance included Hannon Armstrong1, Ormat1, First Solar1, PayPal1, and V.F. Corporation1.

Equity markets saw heightened volatility over the last six months as markets reacted to increasing inflation numbers and expectations for corresponding faster tightening by the Fed and other global central banks. The coronavirus pandemic has created significant disruptions in supply chain and labor patterns which are having impacts on resource inputs, freight costs, and wages. For a brief, shining few months in 2021, economic policy makers mostly got it right, with both fiscal and monetary policy addressing critical economic issues generated by the pandemic. A series of COVID-19 economic relief and stimulus packages, including the Families First Coronavirus Response Act and CARES Act in March 2020, and the American

Rescue Plan in March 2021 supported income by expanding unemployment benefits when jobs were not to be had, and providing Paycheck Protection Plan payments to businesses; supported families, including expanded child tax credits and dependent care credits, housing and rental assistance, increased food stamp benefits; provided grants to small businesses and education; and subsidized healthcare premiums for the newly unemployed. As a result, we have had an unusually rapid economic recovery, and the only recession without an accompanying rise in poverty.

What went right? Over the twelve months of 2021, 6.45 million new jobs were created, and the unemployment rate dropped from 6.7% to 3.9%. Both of those are records for job creation in the post-war period. Vaccines were authorized and made available to everyone in the U.S. willing to take them with no out-of-pocket cost; boosters were further authorized and widely available. Vaccinations plus boosters showed strong efficacy against hospitalization and death.

What challenges remain? The large-scale implications of the COVID-19 pandemic are easy to understand, but its disruptive effects on our highly globally interdependent and tightly managed just-in-time production and delivery processes are more challenging to discern. New COVID variants, Delta and Omicron, have spiked infections, disrupting air travel, schools, hospitals, and workplaces. Supply chain disruptions have been pervasive, widespread, and persistent, leading to shortages and price increases. Supply chain disruptions in one region or commodity created more disruptions in other regions and commodities. Price pressures have mounted and reported inflation rates have been much higher than is comfortable, with core consumer price inflation in January at 6.0% year-over-year. Since provisions for an increase in the federal minimum wage were not included in any of the relief or stimulus bills, many lower-wage workers have found that in a tighter labor market, the only way that they can increase their wages is to quit and find new jobs; this in turn is reflected in a very high quit rate and a high job vacancy rate.

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

What will change? The inflationary pressures have lasted longer than anticipated, but there is confidence that price pressures will be easing over the next year. Corporate profit margins have increased, indicating that many companies are using the supply chain disruptions to readjust relative prices. Higher frequency data, such as surveys of purchasing managers, are indicating that shorter-term pricing pressures and inventory issues are easing. In addition, we believe the base effect from comparing depressed prices from 2020 with current 2021 prices will be subsiding in 2022.

Fear of inflation is a powerful political force, with two major implications at this time. First, the Federal Reserve has begun to taper, or remove monetary stimulus; first announcing this in September and doubling the speed in December, and noting that the labor market was approaching maximum employment. In response, investors increased their expectation for the speed of interest rate hikes. The second implication is more troubling, and reveals the values still operating in the political system. President Joe Biden’s original Infrastructure investment plan was structured to address the looming climate crisis in an intelligent way. His plan supports long term economic growth by linking the long standing need for infrastructure investment with the need to address social infrastructure that supports families, including child care, education, and family leave, and requiring that both forms of infrastructure investment improve climate adaptation, mitigation, and resiliency at the same time. The roads, bridges, water, and internet portions of the current administration’s economic plan were pulled out into a separate act, which was passed as the $1.2 trillion Infrastructure Investment and Jobs Act (November, 2021). This act provided funds to repair basic physical infrastructure such as roads and bridges with a focus on climate change mitigation, resilience, and equity; expand internet access; invest in clean drinking water; invest in public transit; and build a national network for electric vehicle chargers.

This leaves a major part of the plan, now known as the Build Back Better Bill, unpassed, and, apparently, unpassable. We believe the Build Back Better plan is precisely those parts of the plan that address the unequal burdens placed on women, minorities, and the working class. It is those parts of the plan that build the foundation for a strong economy, investments in early childhood education, food security, family leave, and quality child care, all of which are shown to have very high returns on investment. However, not all Congressional Democrats were supportive of the Build Back Better bill, claiming the ten-year projected cost was too high, in light of the current high readings on inflation. Further, one Congressional Democrat announced they couldn’t support the provisions for child care benefits or payments to families with children without work requirements because this would create an entitlement mentality. Apparently, some Congressional Democrats want to bring back the old play book where we can’t invest in families, children, or child care because such measures are too expensive and might lead to long term inflation. We believe this line of thinking disinhibits investments in people, families, and children. Economic policy mostly got it right over the past 21 months. And yet, we appear ready to discard this legacy and go back to the same politics and policies of austerity.

The portfolio managers continue to favor stocks over bonds, particularly as the Federal Reserve has begun to reduce its monetary accommodation and has signaled that it will likely increase short-term interest rates during 2022, a headwind for bond returns although not necessarily for equities. While the overall state of the economy is strong, and earnings growth seems likely to continue, the forward P/E ratio for the S&P 500, at 21.2 times, is roughly 1.3 standard deviations above its 25-year average. The cyclically-adjusted price-to-earnings ratio (CAPE) is at 40.9 times, 2.1 standard deviations above its 25-year average. Neither the forward P/E ratio nor the CAPE is particularly predictive for a one year horizon, but both measures indicate that equity returns are likely to be more modest for the next five to ten years. With the expectation of more modest returns over the next several years, they continue to avoid positioning for extremes and acknowledge that an environment of high uncertainty means an increased likelihood of rapid rotation, as market participants grasp at informational straws. In such an environment, thoughtful analysis of company management, strategies, and prospects assumes added importance. They remain committed to the long-term focus and investment in high-quality and sustainability-centered companies seeking to meet the challenges of this year of recovery and transition, and beyond. In addition, they are seeking out companies that acknowledge the ongoing climate crisis and which are setting their own targets for greenhouse gas reduction. Their belief in the importance of ESG is unabated, as they are convinced more than ever of the importance of integrating beyond-financial environmental, social, and governance concerns into our investment decisions.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Green Century Balanced Fund does not invest in fossil fuels though most other diversified mutual funds do.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD 400 Index or the Index),3 comprised primarily of large capitalization U.S. companies selected based on comprehensive environmental, social and governance sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Three Years	Five Years	Ten Years
December 31, 2021	Green Century Equity Fund — Individual Investor Share Class	12.44%	29.70%	27.49%	19.39%	16.26%
	Green Century Equity Fund — Institutional Share Class	12.61%	30.08%	27.87%	19.65%	16.39%
	S&P 500® Index[4]	11.67%	28.71%	26.07%	18.47%	16.55%
January 31, 2022	Green Century Equity Fund — Individual Investor Share Class	2.03%	22.43%	21.54%	17.16%	15.00%
	Green Century Equity Fund — Institutional Share Class	2.17%	22.79%	21.90%	17.42%	15.13%
	S&P 500® Index[4]	3.44%	23.29%	20.71%	16.78%	15.43%

The Individual Investor Share Class total expense ratio of the Fund is 1.25% and the Institutional Share Class total expense ratio of the Fund is 0.95% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuel Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index.

For the six month period ended January 31, 2022, the Green Century Equity Fund, which closely tracks the KLD 400 Index, underperformed the S&P 500® Index by 141 basis points in the Individual Investor Share Class and by 127 basis points in the Institutional Share Class. The Equity Fund returned 2.03% in the Individual Investor Share Class and 2.17% in the Institutional Share Class for this six month period ended January 31, 2022, while the S&P 500 returned 3.44% during the same period.

As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500® Index, the performance of the Equity Fund can be expected to differ from the performance of the broader benchmark. The difference in performance of the Equity Fund relative to the S&P 500 was influenced by differences in sector allocation and stock selection criteria between the Fund and the Index.

The Energy sector was the best performing sector of the Index, returning 37.86%. The Equity Fund does not have an allocation to this sector, while the sector has a 3.35% weight in the S&P 500. The performance of the Fund, relative to the S&P 500® Index, was positively impacted by stock selection within the Consumer Discretionary, Consumer Services and Industrials sectors. The relative performance of the Fund was negatively impacted by stock selection within the Energy, Information Technology, Utilities, and Health Care sectors.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

According to an analysis by the Fund’s portfolio managers, the strongest performing sectors in the Equity Fund were Consumer Staples, Consumer Discretionary and Financials, which returned 9.28%, 8.60%, and 8.33%, respectively. The worst performing sectors were Utilities and Communication Services, which returned –3.27% and –2.74%, respectively, for the six month period.

Within the S&P 500® Index, Energy and Consumer Staples were the strongest performing sectors, gaining 37.86% and 8.64%, respectively. The worst performing sectors were Communication Services and Industrials, which returned –8.01% and –1.75%, respectively, for the six month period.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

THE GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

The Green Century MSCI International Index Fund (the International Fund) invests in the stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the Index),5 comprised primarily of foreign companies selected based on comprehensive environmental, social and governance (ESG) sustainability criteria. The International Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
	Inception Date: September 30, 2016	Six Months	One Year	Three Years	Five Years	Since Inception
December 31, 2021	Green Century MSCI International Index Fund — Individual Investor Share Class	4.10%	12.54%	16.43%	10.86%	9.67%
	Green Century MSCI International Index Fund — Institutional Share Class	4.23%	12.90%	16.79%	11.19%	9.98%
	MSCI World ex USA Index[6]	2.46%	12.62%	14.07%	9.63%	9.07%
January 31, 2022	Green Century MSCI International Index Fund — Individual Investor Share Class	–4.56%	6.87%	11.47%	8.79%	8.12%
	Green Century MSCI International Index Fund — Institutional Share Class	–4.32%	7.20%	11.84%	9.12%	8.44%
	MSCI World ex USA Index[6]	–2.70%	8.81%	9.81%	8.01%	8.01%

The Individual Investor Share Class total expense ratio of the Fund is 1.28% and the Institutional Share Class total expense ratio of the Fund is 0.98% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century MSCI International Index Fund closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index. The International Fund’s Individual Investor Share Class returned –4.56% and the International Fund’s Institutional Share Class returned –4.32% for the six month period ended January 31, 2022, underperforming the MSCI World ex USA Index, the Fund’s benchmark, which returned –2.70% during the same period.

The MSCI World ex USA Index is not a values-based or SRI screened index and may invest in fossil fuels, nuclear weapons, and producers of genetically modified organisms. The difference in performance of the International Fund relative to this Index was largely due to differences in sector allocation and stock selection criteria between the Fund and the Index.

According to an analysis by the Fund’s portfolio managers, the strongest performing sectors in the International Fund were Financials, Communication Services and Health Care, which returned 8.96%, 2.85%

and –4.69%, respectively. The worst performing sectors were Information Technology and Materials, which returned –14.98% and –12.27%, respectively, for the six month period.

Within the MSCI World ex-USA Index, Energy and Financials were the strongest performing sectors, gaining 24.49% and 6.37%, respectively. The worst performing sectors were Information Technology and Communication Services, which returned –12.00% and –7.08%, respectively, for the six month period.

The International Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The developed ex-U.S. equities in which the International Fund is invested may perform worse than the stock market as a whole. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

1 As of January 31, 2022, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY MSCI INTERNATIONAL INDEX FUND
Vestas	0.00%	0.00%	0.57%
Coca-Cola	0.00%	1.23%	0.38%
Alphabet	4.24%	7.83%	0.00%
Anthem	1.49%	0.53%	0.00%
KeyCorp	0.96%	0.12%	0.00%
Tractor Supply	0.76%	0.12%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY MSCI INTERNATIONAL INDEX FUND
Palo Alto Networks	1.05%	0.00%	0.00%
Hannon Armstrong	0.56%	0.00%	0.00%
Ormat	0.32%	0.01%	0.00%
First Solar	0.52%	0.00%	0.00%
Paypal	0.86%	0.94%	0.00%
V.F. Corporation	0.69%	0.11%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the six-month period ended January 31, 2022, or may have been held by a Fund for a portion of the period, or may have been held by a Fund for the entire period. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

3 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. and is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive Environmental, Social and Governance (ESG) characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

4 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

5 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed market countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

6 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC 2/22

The Green Century Equity Fund and the Green Century MSCI International Index Fund (the “Funds”) are not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Funds or any index on which a Fund is based. The MSCI Parties are not sponsors of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2022 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2021 to January 31, 2022 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2021	ENDING ACCOUNT VALUE JANUARY 31, 2022	EXPENSES PAID DURING THE PERIOD[1]

Balanced Fund
Actual Expenses — Individual Investor Class	$1,000.00	$993.80	$7.33
Actual Expenses — Institutional Class	1,000.00	995.20	5.83
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,017.64	7.42
Hypothetical Example, assuming a 5% return before expenses —Institutional Class	1,000.00	1,019.16	5.90

	BEGINNING ACCOUNT VALUE AUGUST 1, 2021	ENDING ACCOUNT VALUE JANUARY 31, 2022	EXPENSES PAID DURING THE PERIOD[1]

Equity Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,020.30	$6.36
Actual Expenses — Institutional Class	1,000.00	1,021.70	4.84
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.70	6.36
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.21	4.84

	BEGINNING ACCOUNT VALUE AUGUST 1, 2021	ENDING ACCOUNT VALUE JANUARY 31, 2022	EXPENSES PAID DURING THE PERIOD[1]

MSCI International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$954.40	$6.30
Actual Expenses — Institutional Class	1,000.00	956.80	4.83
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.55	6.51
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.06	4.99

1 Expenses are equal to the Funds’ annualized expense ratios (1.46% for the Balanced Fund Individual Investor Class, 1.16% for the Balanced Fund Institutional Class, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the International Index Fund Individual Investor Class and 0.98% for the International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)

COMMON STOCKS — 63.3%
	SHARES	VALUE
Software & Services — 8.8%
Adobe, Inc. (a)	6,480	$3,462,264
Autodesk, Inc. (a)	11,965	2,988,737
Mastercard, Inc., Class A	20,267	7,830,764
Microsoft Corporation	53,091	16,510,239
PayPal Holdings, Inc. (a)	21,075	3,623,636
salesforce.com, Inc. (a)	10,856	2,525,431

		36,941,071

Technology Hardware & Equipment — 5.5%
Apple, Inc.	108,052	18,885,329
Palo Alto Networks, Inc. (a)	8,570	4,434,118

		23,319,447

Capital Goods — 4.9%
Deere & Company	8,712	3,279,197
Eaton Corporation PLC	21,989	3,483,717
Illinois Tool Works, Inc.	11,220	2,624,582
Rockwell Automation, Inc.	8,926	2,581,578
Trane Technologies PLC	20,961	3,628,349
Westinghouse Air Brake Technologies Corporation	33,630	2,989,707
Xylem, Inc.	21,084	2,214,242

		20,801,372

Banks — 4.8%
East West Bancorp, Inc.	43,189	3,728,938
First Republic Bank	23,150	4,018,609
KeyCorp	161,925	4,057,841
PNC Financial Services Group, Inc. (The)	22,699	4,675,767
SVB Financial Group (a)	6,707	3,916,217

		20,397,372

Healthcare Equipment & Services — 4.6%
Anthem, Inc.	14,251	6,284,549
Baxter International, Inc.	28,987	2,476,649
CVS Health Corp.	31,621	3,367,953
Medtronic PLC	22,868	2,366,609
Stryker Corporation	12,760	3,165,118
West Pharmaceutical Services, Inc.	4,741	1,864,256

		19,525,134

	SHARES	VALUE
Media & Entertainment — 4.3%
Alphabet, Inc., Class A (a)	5,297	$14,334,053
Walt Disney Company (The) (a)	25,150	3,595,695

		17,929,748

Retailing — 4.2%
Home Depot, Inc. (The)	13,443	4,933,312
Target Corporation	19,709	4,344,455
TJX Companies, Inc. (The)	69,602	5,009,256
Tractor Supply Company	14,712	3,211,777

		17,498,800

Semiconductors — 4.1%
Analog Devices, Inc.	19,593	3,212,664
ASML Holding NV (b)	5,655	3,829,566
NVIDIA Corporation	23,176	5,674,875
Wolfspeed, Inc. (a)	24,819	2,338,943
Xilinx, Inc.	10,493	2,030,920

		17,086,968

Pharmaceuticals & Biotechnology — 3.5%
AstraZeneca PLC ADR (b)	69,516	4,046,526
IQVIA Holdings, Inc. (a)	15,895	3,892,686
Merck & Company, Inc.	27,300	2,224,404
Roche Holding AG ADR (b)	33,882	1,646,326
Thermo Fisher Scientific, Inc.	4,789	2,783,846

		14,593,788

Renewable Energy & Energy Efficiency — 2.5%
First Solar, Inc. (a)	27,889	2,185,940
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	56,516	2,344,284
Ormat Technologies, Inc.	19,664	1,340,298
SolarEdge Technologies, Inc. (a)	10,752	2,561,341
Sunrun, Inc. (a)	32,177	834,350
TPI Composites, Inc. (a)	87,070	1,050,935

		10,317,148

Real Estate — 2.4%
American Tower Corporation REIT	10,311	2,593,216
AvalonBay Communities, Inc. REIT	10,785	2,634,021
Jones Lang LaSalle, Inc. (a)	9,787	2,454,482
Prologis, Inc. REIT	14,215	2,229,196

		9,910,915

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	continued

	SHARES	VALUE
Consumer Durables & Apparel — 2.2%
Lululemon Athletica, Inc. (a)	7,754	$2,587,975
NIKE, Inc., Class B	26,195	3,878,694
VF Corporation	44,341	2,891,476

		9,358,145

Insurance — 1.8%
Aflac, Inc.	56,782	3,567,045
Travelers Companies, Inc. (The)	25,349	4,212,497

		7,779,542

Food & Staples Retailing — 1.8%
Costco Wholesale Corporation	10,528	5,318,008
Sysco Corporation	30,845	2,410,537

		7,728,545

Materials — 1.4%
Ball Corporation	28,637	2,780,653
Ingevity Corporation (a)	30,562	2,014,341
International Flavors & Fragrances, Inc.	9,475	1,249,942

		6,044,936

Household & Personal Products — 1.4%
Procter & Gamble Company (The)	17,374	2,787,658
Unilever PLC ADR (b)	56,418	2,899,321

		5,686,979

Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. (a)	17,543	2,252,697
Starbucks Corporation	24,811	2,439,417

		4,692,114

Transportation — 1.1%
J.B. Hunt Transport Services, Inc.	9,336	1,797,553
United Parcel Service, Inc., Class B	14,085	2,848,128

		4,645,681

Food & Beverage — 0.9%
McCormick & Company, Inc.	39,734	3,985,718

Utilities — 0.8%
American Water Works Company, Inc.	19,572	3,147,178

Diversified Financials — 0.7%
LPL Financial Holdings, Inc.	18,194	3,135,190

	SHARES	VALUE
Automobiles & Components — 0.5%
Aptiv PLC (a)	15,823	$2,161,105

Total Common Stocks (Cost $133,834,964)		266,686,896

BONDS & NOTES — 32.3%
	PRINCIPAL AMOUNT
Green and Sustainability Bonds — 21.1%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	3,054,435
Apple, Inc. 3.00%, due 6/20/27 (c)	2,000,000	2,097,372
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	1,021,878
Asian Development Bank 3.125%, due 9/26/28 (b)	4,000,000	4,339,336
Bank of America Corporation 2.456% (3-Month USD Libor+87 basis points), due 10/22/25 (c)	4,000,000	4,040,192
Bank of Nova Scotia (The) 2.375%, due 1/18/23	1,845,000	1,869,963
BlueHub Loan Fund, Inc. 2.89%, due 1/1/27	2,000,000	2,004,930
Boston Properties LP 4.50%, due 12/1/28 (c)	5,000,000	5,525,955
Bridge Housing Corporation 3.25%, due 7/15/30 (c)	4,500,000	4,643,635
Century Housing Corporation 0.60%, due 2/15/24	2,500,000	2,441,738
Citigroup, Inc. 1.678% (SOFR Rate+166.7 basis points), due 5/15/24 (c)	5,000,000	5,018,850
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	665,230
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	2,057,788
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	2,062,734

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
European Investment Bank 2.125%, due 4/13/26 (b)	$500,000	$510,877
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	2,040,970
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	511,376
Johnson Controls International plc / Tyco Fire & Security Finance SCA 1.75%, due 9/15/30 (b)(c)	2,000,000	1,874,108
Korea Development Bank (The) 0.941% (3-Month USD Libor+72.5 basis points), due 7/6/22 (b)(d)	1,250,000	1,252,978
National Australia Bank Ltd. 3.625%, due 6/20/23 (b)	2,000,000	2,066,412
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(e)	1,000,000	1,027,817
New Jersey Infrastructure Bank 3.00%, due 9/1/31	2,500,000	2,644,480
PNC Financial Services Group, Inc. (The) 2.20%, due 11/1/24 (c)	5,000,000	5,079,485
Prologis LP 1.25%, due 10/15/30 (c)	4,500,000	4,063,657
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	2,079,994
San Francisco Bay Area Rapid Transit District 2.622%, due 8/1/29	2,000,000	2,093,162
Starbucks Corporation 2.45%, due 6/15/26 (c)	4,500,000	4,594,468
United States International Development Finance Corporation 3.28%, due 9/15/29	637,774	672,293
United States International Development Finance Corporation 3.33%, due 5/15/33	207,357	221,495

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
United States International Development Finance Corporation 3.43%, due 6/1/33	$204,986	$221,133
United States International Development Finance Corporation 3.05%, due 6/15/35	1,312,050	1,390,951
United States International Development Finance Corporation 2.58%, due 7/15/38	2,961,592	3,036,390
Verizon Communications, Inc. 3.875%, due 2/8/29 (c)	3,500,000	3,773,273
Visa, Inc. 0.75%, due 8/15/27 (c)	5,000,000	4,677,770
Xylem, Inc. 2.25%, due 1/30/31 (c)	4,500,000	4,306,707

		88,983,832

U.S. Government Agencies — 3.9%
Federal Farm Credit Banks Funding Corporation 2.26%, due 11/13/24	500,000	512,896
Federal Farm Credit Banks Funding Corporation 1.82%, due 12/18/25	3,000,000	3,032,994
Federal Farm Credit Banks Funding Corporation 2.80%, due 11/12/27	3,000,000	3,182,349
Federal Home Loan Banks 0.25%, due 6/3/22	3,500,000	3,498,733
Federal Home Loan Banks 1.875%, due 12/9/22	3,000,000	3,030,012
Federal Home Loan Banks 0.75%, due 12/14/23 (c)	3,000,000	2,985,807

		16,242,791

Community Development Financial Institutions — 2.8%
Capital Impact Partners 2.60%, due 12/15/22	2,000,000	1,998,712
Capital Impact Partners 1.00%, due 9/15/25 (c)	1,500,000	1,437,883

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE
Community Development Financial Institutions — (continued)
Enterprise Community Loan Fund, Inc. 4.152%, due 11/1/28 (c)	$3,000,000	$3,072,030
Local Initiatives Support Corporation 1.00%, due 11/15/25	2,000,000	1,902,554
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	2,079,460
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	1,400,000	1,465,247

		11,955,886

Software & Services — 1.6%
Adobe, Inc. 3.25%, due 2/1/25 (c)	3,500,000	3,651,547
salesforce.com, Inc. 3.70%, due 4/11/28 (c)	3,000,000	3,235,665

		6,887,212

Media & Entertainment — 1.1%
Alphabet, Inc. 1.998%, due 8/15/26 (c)	3,500,000	3,531,234
Oracle Corporation 2.50%, due 5/15/22 (c)	1,000,000	1,002,485

		4,533,719

Capital Goods — 0.9%
Trane Technologies Luxembourg Finance SA 3.80%, due 3/21/29 (b)(c)	3,500,000	3,722,040

Diversified Financials — 0.5%
State Street Corporation 3.10%, due 5/15/23	2,000,000	2,049,494

Insurance — 0.3%
Travelers Property Casualty Corporation 7.75%, due 4/15/26	1,000,000	1,229,622

	PRINCIPAL AMOUNT	VALUE
Healthy Living — 0.1%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(e)	$500,000	$551,936

Total Bonds & Notes (Cost $136,010,467)		136,156,532

SHORT-TERM INVESTMENTS — 4.2%
UMB Money Market Fiduciary Account, 0.01% (f) (Cost $17,801,792)		17,801,792

Total Short-term Investments (Cost $17,801,792)		17,801,792

TOTAL INVESTMENTS (g) — 99.8%
(Cost $287,647,223)		420,645,220
Other Assets Less Liabilities — 0.2%		808,191

NET ASSETS — 100.0%		$421,453,411

PLC – Public Limited Company

ADR – American Depository Receipt

REIT – Real Estate Investment Trusts

LP – Limited Partnership

(a)	Non-income producing security.
(b)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)	Floating rate bond. Rate shown is currently in effect at January 31, 2022.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $1,579,753.

(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $287,362,318 resulting in gross unrealized appreciation and depreciation of $138,442,097 and $5,159,195 respectively, or net unrealized appreciation of $133,282,902.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)

COMMON STOCKS — 99.6%
	SHARES	VALUE
Software & Services — 23.7%
Accenture PLC, Class A (a)	17,584	$6,217,351
Adobe, Inc. (b)	13,212	7,059,172
ANSYS, Inc. (b)	2,422	823,504
Autodesk, Inc. (b)	6,103	1,524,468
Automatic Data Processing, Inc.	11,726	2,417,549
Cadence Design Systems, Inc. (b)	7,680	1,168,435
Citrix Systems, Inc.	3,446	351,285
Cognizant Technology Solutions Corporation, Class A	14,574	1,244,911
Fortinet, Inc. (b)	3,848	1,143,780
International Business Machines Corporation	24,853	3,319,615
Intuit, Inc.	7,577	4,206,978
Mastercard, Inc., Class A	24,428	9,438,491
Microsoft Corporation	197,974	61,565,955
NortonLifeLock, Inc.	16,127	419,463
Okta, Inc., Class A (b)	3,470	686,678
Oracle Corporation	46,452	3,770,044
Paycom Software, Inc. (b)	1,419	475,791
PayPal Holdings, Inc. (b)	30,960	5,323,262
salesforce.com, Inc. (b)	27,150	6,315,905
ServiceNow, Inc. (b)	5,495	3,218,861
Splunk, Inc. (b)	4,549	563,712
Teradata Corporation (b)	3,029	122,190
Visa, Inc., Class A	46,795	10,583,625
VMware, Inc., Class A	5,806	745,955
Western Union Company (The)	11,295	213,588
Workday, Inc., Class A (b)	5,298	1,340,447

		134,261,015

Media & Entertainment — 9.6%
Alphabet, Inc., Class A (b)	8,350	22,595,685
Alphabet, Inc., Class C (b)	7,991	21,687,334
Discovery, Inc., Class A (b)	4,724	131,847
Discovery, Inc., Class C (b)	8,683	237,480
Electronic Arts, Inc.	7,890	1,046,687
John Wiley & Sons, Inc., Class A .	1,132	57,449
Liberty Global PLC, Series A (a)(b)	4,497	121,959
Liberty Global PLC, Series C (a)(b)	9,629	260,368
New York Times Company (The), Class A	4,670	186,940
Omnicom Group, Inc.	5,973	450,125
Scholastic Corporation	689	28,263
Walt Disney Company (The) (b)	50,413	7,207,547

		54,011,684

	SHARES	VALUE
Semiconductors — 7.4%
Advanced Micro Devices, Inc. (b)	33,636	$3,842,913
Analog Devices, Inc.	14,897	2,442,661
Applied Materials, Inc.	25,037	3,459,613
Intel Corporation	112,503	5,492,397
Lam Research Corporation	3,936	2,321,925
Microchip Technology, Inc.	15,205	1,178,083
NVIDIA Corporation	69,328	16,975,654
ON Semiconductor Corporation (b)	11,943	704,637
Skyworks Solutions, Inc.	4,583	671,501
Texas Instruments, Inc.	25,598	4,594,585

		41,683,969

Pharmaceuticals & Biotechnology — 6.0%
AbbVie, Inc.	48,998	6,707,336
Agilent Technologies, Inc.	8,405	1,170,985
Amgen, Inc.	15,745	3,576,319
Biogen, Inc. (b)	4,134	934,284
BioMarin Pharmaceutical, Inc. (b)	5,088	450,950
Bio-Techne Corporation	1,086	408,781
Bristol-Myers Squibb Company	61,621	3,998,587
Gilead Sciences, Inc.	34,765	2,387,660
Illumina, Inc. (b)	4,069	1,419,349
IQVIA Holdings, Inc. (b)	5,317	1,302,133
Jazz Pharmaceuticals PLC (a)(b)	1,699	236,008
Merck & Company, Inc.	70,198	5,719,733
Mettler-Toledo International, Inc. (b)	641	943,988
Vertex Pharmaceuticals, Inc. (b)	7,194	1,748,502
Waters Corporation (b)	1,702	544,844
Zoetis, Inc.	13,146	2,626,439

		34,175,898

Capital Goods — 5.3%
3M Company	16,039	2,662,795
A.O. Smith Corporation	3,695	282,372
AGCO Corporation	1,784	209,085
Air Lease Corporation, Class A	3,073	122,336
Allegion PLC (a)	2,493	305,966
Applied Industrial Technologies, Inc.	1,097	107,484
Builders FirstSource, Inc. (b)	5,460	371,225
Caterpillar, Inc.	15,177	3,059,076
Cummins, Inc.	3,982	879,544
Deere & Company	8,165	3,073,306

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	continued

	SHARES	VALUE
Capital Goods — (continued)
Dover Corporation	3,986	$677,261
Eaton Corporation PLC	11,065	1,753,028
EMCOR Group, Inc.	1,506	179,530
Fastenal Company	15,984	905,973
Flowserve Corporation	3,670	119,715
Fortive Corporation	9,452	666,744
Fortune Brands Home & Security, Inc.	3,834	361,048
Graco, Inc.	4,721	342,556
Granite Construction, Inc.	1,226	44,111
H&E Equipment Services, Inc.	842	35,052
IDEX Corporation	2,109	454,363
Illinois Tool Works, Inc.	8,717	2,039,081
Lennox International, Inc.	931	264,050
Lincoln Electric Holdings, Inc.	1,568	200,453
Masco Corporation	6,851	433,874
Meritor, Inc. (b)	1,824	42,043
Middleby Corporation (The) (b)	1,544	285,949
Owens Corning	2,878	255,279
PACCAR, Inc.	9,620	894,564
Parker-Hannifin Corporation	3,580	1,109,836
Quanta Services, Inc.	3,860	396,499
Rockwell Automation, Inc.	3,225	932,735
Roper Technologies, Inc.	2,923	1,277,819
Sensata Technologies Holding NV (b)	4,402	252,499
Snap-on, Inc.	1,498	311,959
Spirit AeroSystems Holdings, Inc., Class A	2,932	128,510
Stanley Black & Decker, Inc.	4,528	790,815
Tennant Company	501	38,662
Timken Company (The)	1,929	128,857
Trane Technologies PLC (a)	6,589	1,140,556
United Rentals, Inc. (b)	2,014	644,722
W.W. Grainger, Inc.	1,230	608,985
Westinghouse Air Brake Technologies Corporation	4,987	443,344
Xylem, Inc.	5,003	525,415

		29,759,076

Diversified Financials — 5.3%
Ally Financial, Inc.	10,026	478,441
American Express Company	18,725	3,367,129
Ameriprise Financial, Inc.	3,136	954,316

	SHARES	VALUE
Diversified Financials — (continued)
Bank of New York Mellon Corporation (The)	22,735	$1,347,276
BlackRock, Inc.	4,220	3,472,807
Charles Schwab Corporation (The)	40,116	3,518,173
CME Group, Inc.	9,956	2,284,902
Equitable Holdings, Inc.	10,345	348,006
FactSet Research Systems, Inc.	1,048	442,141
Franklin Resources, Inc.	8,373	267,685
Intercontinental Exchange, Inc.	15,609	1,977,036
Invesco Ltd	9,652	218,714
Moody’s Corporation	4,646	1,593,578
Morgan Stanley	37,934	3,889,752
Northern Trust Corporation	5,488	640,120
S&P Global, Inc.	6,682	2,774,500
State Street Corporation	10,148	958,986
T. Rowe Price Group, Inc.	6,299	972,755
Voya Financial, Inc.	3,150	214,074

		29,720,391

Retailing — 4.5%
AutoNation, Inc. (b)	1,300	141,700
Best Buy Company, Inc.	6,260	621,493
Booking Holdings, Inc. (b)	1,140	2,799,988
Buckle, Inc. (The)	813	30,601
CarMax, Inc. (b)	4,525	503,044
Foot Locker, Inc.	2,612	116,704
GameStop Corporation, Class A (b)	1,814	197,599
Gap, Inc. (The)	5,967	107,824
Home Depot, Inc. (The)	29,268	10,740,771
Kohl’s Corporation	4,346	259,500
LKQ Corporation	7,787	427,428
Lowe’s Companies, Inc.	19,205	4,558,307
Nordstrom, Inc. (b)	2,934	66,015
ODP Corporation (The) (b)	1,434	63,426
Pool Corporation	1,114	530,542
Signet Jewelers Ltd	1,467	126,353
Target Corporation	13,535	2,983,520
Tractor Supply Company	3,172	692,479
Ulta Beauty, Inc. (b)	1,436	522,331

		25,489,625

Healthcare Equipment & Services — 4.5%
ABIOMED, Inc. (b)	1,260	372,796
Align Technology, Inc. (b)	2,083	1,031,002
AmerisourceBergen Corporation .	4,316	587,839

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	continued

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
Anthem, Inc.	6,756	$2,979,329
Becton, Dickinson and Company .	7,959	2,022,700
Cardinal Health, Inc.	8,094	417,408
Centene Corporation (b)	16,169	1,257,301
Cerner Corporation	8,194	747,293
Cigna Corporation	9,429	2,173,007
Cooper Cos., Inc. (The)	1,365	543,680
DaVita, Inc. (b)	1,899	205,795
DENTSPLY SIRONA, Inc.	6,082	324,900
DexCom, Inc. (b)	2,684	1,155,408
Edwards Lifesciences Corporation (b)	17,282	1,887,194
HCA Healthcare, Inc.	7,107	1,706,035
Henry Schein, Inc. (b)	3,882	292,315
Hologic, Inc. (b)	7,036	494,209
Humana, Inc.	3,565	1,399,263
IDEXX Laboratories, Inc. (b)	2,360	1,197,228
Insulet Corporation (b)	1,911	473,928
Laboratory Corporation of America Holdings (b)	2,680	727,245
MEDNAX, Inc. (b)	2,024	49,487
Patterson Companies, Inc.	2,251	64,581
Quest Diagnostics, Inc.	3,398	458,798
ResMed, Inc.	4,039	923,315
Select Medical Holdings Corporation	2,852	66,252
STERIS PLC	2,761	619,568
Teladoc Health, Inc. (b)	3,993	306,303
West Pharmaceutical Services, Inc.	2,051	806,494

		25,290,673

Food & Beverage — 4.2%
Archer-Daniels-Midland
Company	15,518	1,163,850
Bunge Ltd	3,939	389,410
Campbell Soup Company	5,485	241,998
Coca-Cola Company (The)	113,830	6,944,768
Conagra Brands, Inc.	13,352	464,115
Darling Ingredients, Inc. (b)	4,503	287,156
General Mills, Inc.	16,798	1,153,687
Hormel Foods Corporation	8,267	392,434
Ingredion, Inc.	1,878	177,847
JM Smucker Company (The)	3,008	422,865
Kellogg Company	7,088	446,544
Keurig Dr Pepper, Inc.	19,683	746,970

	SHARES	VALUE
Food & Beverage — (continued)
Kraft Heinz Company (The)	18,730	$670,534
Lamb Weston Holdings, Inc.	4,068	261,206
McCormick & Company, Inc.	6,914	693,543
Mondelez International, Inc., Class A	38,753	2,597,614
PepsiCo, Inc.	38,329	6,650,848

		23,705,389

Renewable Energy & Energy Efficiency — 4.2%
Acuity Brands, Inc.	993	190,189
Itron, Inc. (b)	1,175	72,850
Johnson Controls International, PLC	19,745	1,434,869
Ormat Technologies, Inc.	1,184	80,702
Tesla, Inc. (b)	23,338	21,861,171

		23,639,781

Real Estate — 3.2%
American Tower Corporation REIT	12,621	3,174,182
AvalonBay Communities, Inc. REIT	3,870	945,170
Boston Properties, Inc. REIT	4,119	461,658
CBRE Group, Inc., Class A (b)	9,313	943,779
Corporate Office Properties Trust REIT	2,995	75,654
Digital Realty Trust, Inc. REIT	7,836	1,169,366
Duke Realty Corporation REIT	10,479	605,477
Equinix, Inc. REIT	2,489	1,804,276
Equity Residential REIT	9,860	874,878
Federal Realty Investment Trust REIT	1,951	248,733
Healthpeak Properties, Inc. REIT .	15,000	530,550
Host Hotels & Resorts, Inc. REIT (b)	19,857	344,320
Iron Mountain, Inc. REIT	8,032	368,830
Jones Lang LaSalle, Inc. (b)	1,408	353,112
Macerich Company (The) REIT	5,961	98,595
PotlatchDeltic Corporation REIT .	1,880	101,125
Prologis, Inc. REIT	20,493	3,213,712
Realogy Holdings Corporation (b)	3,091	51,002
SBA Communications Corporation, Class A REIT	3,039	989,012
Simon Property Group, Inc. REIT	9,121	1,342,611
UDR, Inc. REIT	8,229	467,736

		18,163,778

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	continued

	SHARES	VALUE
Materials — 3.0%
Air Products & Chemicals, Inc.	6,139	$1,731,935
Albemarle Corporation	3,244	716,080
Amcor PLC (a)	42,664	512,395
Avery Dennison Corporation	2,302	472,877
Axalta Coating Systems Ltd. (b)	5,837	172,834
Ball Corporation	9,062	879,920
Compass Minerals International, Inc.	907	48,434
Ecolab, Inc.	7,143	1,353,241
H.B. Fuller Company	1,479	106,148
International Flavors & Fragrances, Inc.	6,908	911,303
Linde PLC (a)	14,316	4,562,223
Minerals Technologies, Inc.	864	60,454
Mosaic Company (The)	10,281	410,726
Newmont Corporation	22,180	1,356,751
PPG Industries, Inc.	6,585	1,028,577
Schnitzer Steel Industries, Inc., Class A	666	26,067
Sealed Air Corporation	4,163	282,751
Sherwin-Williams Company (The)	6,936	1,987,233
Sonoco Products Company	2,797	158,422

		16,778,371

Household & Personal Products — 2.9%
Clorox Company (The)	3,408	572,067
Colgate-Palmolive Company	22,221	1,832,121
Estee Lauder Companies, Inc. (The), Class A	6,465	2,015,722
Kimberly-Clark Corporation	9,338	1,285,376
Procter & Gamble Company (The)	67,321	10,801,655

		16,506,941

Technology Hardware & Equipment — 2.7%
Cisco Systems, Inc.	116,922	6,509,048
Cognex Corporation	4,926	327,382
CommScope Holding Company, Inc. (b)	5,179	48,631
Corning, Inc.	22,525	946,951
Dell Technologies, Inc., Class C (b)	7,741	439,766
F5, Inc. (b)	1,682	349,217
Flex Ltd. (b)	13,606	220,145
Hewlett Packard Enterprise Company	36,446	595,163
HP, Inc.	33,371	1,225,717

	SHARES	VALUE
Technology Hardware & Equipment — (continued)
Keysight Technologies, Inc. (b)	5,095	$860,138
Motorola Solutions, Inc.	4,703	1,090,814
Plantronics, Inc. (b)	1,060	28,249
TE Connectivity Ltd. (a)	9,094	1,300,533
Trimble, Inc. (b)	7,000	505,120
Xerox Holdings Corporation	3,969	83,785
Zebra Technologies Corporation, Class A (b)	1,481	754,007

		15,284,666

Insurance — 2.4%
Allstate Corporation (The)	8,194	988,770
Arthur J. Gallagher & Company .	5,722	903,733
Chubb Ltd. (a)	12,161	2,399,122
Hartford Financial Services Group, Inc. (The)	9,639	692,755
Lincoln National Corporation	4,976	348,220
Loews Corporation	6,124	365,358
Marsh & McLennan Companies, Inc.	14,024	2,154,647
Principal Financial Group, Inc.	7,453	544,516
Progressive Corporation (The)	16,212	1,761,596
Prudential Financial, Inc.	10,722	1,196,254
Travelers Companies, Inc. (The)	6,918	1,149,633
Willis Towers Watson PLC (a)	3,578	837,109

		13,341,713

Consumer Services — 2.3%
Aramark	6,446	221,033
Choice Hotels International, Inc.	1,001	143,543
Darden Restaurants, Inc.	3,626	507,169
Domino’s Pizza, Inc.	1,022	464,652
Hilton Worldwide Holdings, Inc. (b)	7,723	1,120,685
Jack in the Box, Inc.	562	51,170
Marriott International, Inc., Class A (b)	7,678	1,237,079
McDonald’s Corporation	20,701	5,370,874
Royal Caribbean Cruises Ltd. (b) .	6,375	496,039
Starbucks Corporation	32,711	3,216,146
Vail Resorts, Inc.	1,117	309,521

		13,137,911

Transportation — 2.2%
AMERCO.	272	165,634

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	continued

	SHARES	VALUE
Transportation — (continued)
ArcBest Corporation	672	$59,432
Avis Budget Group, Inc. (b)	1,385	244,009
C.H. Robinson Worldwide, Inc.	3,650	381,973
CSX Corporation	62,497	2,138,647
Delta Air Lines, Inc. (b)	4,485	178,010
Expeditors International of Washington, Inc.	4,711	539,315
Ryder System, Inc.	1,509	110,444
Southwest Airlines Company (b) .	4,100	183,516
Union Pacific Corporation	18,080	4,421,464
United Parcel Service, Inc., Class B	20,192	4,083,024

		12,505,468

Banks — 2.0%
Bank of Hawaii Corporation	1,162	100,013
Cathay General BanCorp.	2,163	97,681
Citizens Financial Group, Inc.	11,840	609,405
Comerica, Inc.	3,721	345,234
First Republic Bank	4,906	851,633
Heartland Financial USA, Inc.	1,027	53,435
Huntington Bancshares, Inc.	40,981	617,174
International Bancshares Corporation	1,419	59,641
KeyCorp	26,551	665,368
M&T Bank Corporation	3,572	605,025
New York Community Bancorp, Inc.	12,946	150,950
Old National BanCorp.	4,311	79,021
People’s United Financial, Inc.	11,881	230,254
PNC Financial Services Group, Inc. (The)	11,781	2,426,768
Regions Financial Corporation	26,529	608,575
SVB Financial Group (b)	1,627	950,005
Truist Financial Corporation	37,007	2,324,780
Umpqua Holdings Corporation	6,254	126,831
Zions Bancorp NA	4,518	306,411

		11,208,204

Consumer Durables & Apparel — 1.6%
Callaway Golf Company (b)	3,386	80,790
Capri Holdings Ltd. (a)(b)	4,233	254,276
Columbia Sportswear Company	949	88,134
Deckers Outdoor Corporation (b)	771	246,897
Ethan Allen Interiors, Inc.	540	13,613
Garmin Ltd. (a)	4,268	531,025

	SHARES	VALUE
Consumer Durables & Apparel — (continued)
Hanesbrands, Inc.	9,732	$156,685
Hasbro, Inc.	3,634	336,072
La-Z-Boy, Inc.	1,160	42,584
Mattel, Inc. (b)	9,692	202,757
Meritage Homes Corporation (b) .	1,048	106,927
Mohawk Industries, Inc. (b)	1,636	258,275
Newell Brands, Inc.	10,680	247,883
NIKE, Inc., Class B	35,443	5,248,045
PVH Corporation	1,990	189,070
Under Armour, Inc., Class A (b)	4,965	93,491
Under Armour, Inc., Class C (b)	6,115	97,779
VF Corporation	9,270	604,497
Whirlpool Corporation	1,743	366,361
Wolverine World Wide, Inc.	2,146	56,848

		9,222,009

Telecommunication Services — 1.1%
Lumen Technologies Inc.	26,158	323,313
Verizon Communications, Inc.	114,836	6,112,720

		6,436,033

Commercial & Professional Services — 0.7%
ACCO Brands Corporation	2,437	19,837
ASGN, Inc. (b)	1,469	168,744
Copart, Inc. (b)	5,921	765,289
Deluxe Corporation	1,142	34,374
Exponent, Inc.	1,460	138,671
Heidrick & Struggles International, Inc.	506	22,148
HNI Corporation	1,117	46,847
ICF International, Inc.	487	45,968
IHS Markit, Ltd. (a)	10,512	1,227,696
Interface, Inc.	1,479	19,612
Kelly Services, Inc., Class A	951	16,243
ManpowerGroup, Inc.	1,516	158,983
Resources Connection, Inc.	760	13,247
Robert Half International, Inc.	3,110	352,239
Steelcase, Inc., Class A	2,304	28,431
Tetra Tech, Inc.	1,509	210,038
TransUnion	5,334	550,042
TrueBlue, Inc. (b)	889	23,647

		3,842,056

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	concluded

	SHARES	VALUE
Food & Staples Retailing — 0.3%
Kroger Co. (The)	19,693	$858,418
Sysco Corporation	14,221	1,111,371

		1,969,789

Automobiles & Components — 0.3%
Aptiv PLC (a)(b)	7,514	1,026,262
Autoliv, Inc. (a)	2,320	229,773
BorgWarner, Inc.	6,677	292,786
Harley-Davidson, Inc.	4,302	148,720

		1,697,541

Utilities — 0.2%
American Water Works Company, Inc.	5,043	810,915
Essential Utilities, Inc.	6,503	316,956

		1,127,871

Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,608	95,270
United Natural Foods, Inc. (b)	1,501	58,209

		153,479

Total Common Stocks (Cost $265,111,904)		563,113,331

SHORT-TERM INVESTMENTS — 0.4%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $2,248,054)		2,248,054

Total Short-term Investments (Cost $2,248,054)		2,248,054

TOTAL INVESTMENTS (d) — 100.0%
(Cost $267,359,958)		565,361,385
Other Assets Less Liabilities — 0.0%		13,995

NET ASSETS — 100.0%		$565,375,380

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

(a)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $272,254,378 resulting in gross unrealized appreciation and depreciation of $298,881,976 and $5,774,969 respectively, or net unrealized appreciation of $293,107,007.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)

COMMON STOCKS — 98.4%
	SHARES	VALUE
Japan — 19.1%
Aeon Company, Ltd.	22,500	$512,711
Ajinomoto Company, Inc.	16,000	446,424
Asahi Kasei Corporation	43,200	426,726
Astellas Pharma, Inc.	64,300	1,037,839
Azbil Corporation	4,200	164,966
Capcom Company Ltd.	6,200	149,673
Chugai Pharmaceutical Company, Ltd.	23,400	760,027
Daikin Industries Ltd.	8,600	1,805,520
Eisai Company, Ltd.	8,100	405,689
Fast Retailing Company Ltd.	2,000	1,176,930
FUJIFILM Holdings Corp.	12,400	831,247
Fujitsu Ltd.	6,800	898,949
Hankyu Hanshin Holdings, Inc..	8,000	232,972
Hitachi Construction Machinery Company Ltd.	3,700	94,081
Hulic Company Ltd.	12,500	120,821
Ibiden Company Ltd.	3,800	212,345
Kansai Paint Company Ltd.	6,000	124,547
Kao Corp.	16,500	824,531
KDDI Corp.	56,000	1,789,128
Keio Corporation	3,700	166,428
Kikkoman Corporation	5,000	377,940
Kobe Bussan Company Ltd.	4,600	143,195
Komatsu Ltd.	30,500	766,433
Kurita Water Industries Ltd.	3,300	134,190
Mitsui Fudosan Company Ltd.	31,700	679,564
Miura Company Ltd.	3,000	88,575
MS&AD Insurance Group Holdings, Inc.	15,400	528,213
Nippon Yusen KK	5,600	439,003
Nitto Denko Corporation	5,000	389,298
Nomura Research Institute Ltd.	11,500	402,568
Odakyu Electric Railway Company Ltd.	10,400	183,776
Omron Corporation	6,400	467,901
Orix JREIT, Inc. REIT	92	132,025
Panasonic Corporation	76,800	845,530
Resona Holdings, Inc.	71,300	306,407
Secom Company Ltd.	7,300	514,023
Sekisui House Ltd.	21,400	433,568
SG Holdings Company Ltd.	11,200	237,757
Shimizu Corporation	19,400	129,174
Shionogi & Company Ltd.	9,200	524,332

	SHARES	VALUE
Japan — (continued)
Sohgo Security Services Company Ltd.	2,500	$90,669
Sompo Holdings, Inc.	10,900	510,049
Sony Group Corporation	43,700	4,888,652
Stanley Electric Company Ltd.	4,400	102,847
Sumitomo Chemical Company, Ltd.	52,400	264,256
Sumitomo Mitsui Trust Holdings, Inc.	11,900	411,516
Suntory Beverage & Food Ltd.	4,700	180,474
Sysmex Corporation	5,800	552,107
Tokyo Century Corporation	1,300	64,154
Tokyo Electron Ltd.	5,200	2,543,492
Tokyu Corp.	17,300	229,880
Toray Industries, Inc.	48,700	307,775
TOTO Ltd.	4,800	206,594
West Japan Railway Company	7,500	314,278
Yamaha Corporation	4,700	214,109
Yamaha Motor Company Ltd.	10,400	247,661
Yaskawa Electric Corporation	8,300	347,524
Z Holdings Corporation	91,900	466,730

		31,847,793

Germany — 10.5%
adidas AG	6,614	1,815,027
Allianz SE	14,303	3,672,397
Beiersdorf AG	3,487	346,835
Deutsche Boerse AG	6,558	1,165,721
Deutsche Post AG	34,378	2,068,925
Henkel AG & Company KGaA	3,638	287,447
Henkel AG & Company KGaA (a)	6,108	499,573
Merck KGaA	4,493	985,324
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,860	1,538,629
Puma SE	3,646	389,956
SAP SE	36,202	4,542,023
Telefonica Deutschland Holding AG	36,226	103,997

		17,415,854

United Kingdom — 10.1%
abrdn Plc	73,921	241,734
Ashtead Group PLC	15,445	1,104,675
Associated British Foods PLC	12,464	328,977
Barratt Developments PLC	35,807	297,787

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	continued

	SHARES	VALUE
United Kingdom — (continued)
Berkeley Group Holdings PLC	3,921	$223,756
British Land Company PLC (The) REIT	30,925	231,226
BT Group PLC	309,559	819,857
Burberry Group PLC	13,988	354,837
Coca-Cola Europacific Partners PLC	7,066	403,822
Compass Group PLC	61,990	1,408,789
Croda International PLC	4,793	517,600
Informa PLC (b)	51,958	393,004
InterContinental Hotels Group PLC (b)	6,360	420,199
J Sainsbury PLC	59,313	233,056
JD Sports Fashion PLC	89,774	230,182
Kingfisher PLC	72,689	325,937
Mondi PLC	16,750	419,043
RELX PLC	67,133	2,064,899
Schroders PLC	4,237	194,257
Segro PLC REIT	41,374	729,364
St. James’s Place PLC	18,837	388,816
Taylor Wimpey PLC	126,163	258,807
Unilever PLC	90,077	4,619,002
United Utilities Group PLC	23,736	342,391
Whitbread PLC (b)	7,118	292,869

		16,844,886

Switzerland — 9.9%
Coca-Cola HBC AG (b)	7,017	232,393
Givaudan SA	321	1,329,808
Kuehne + Nagel International AG	1,885	532,271
Lonza Group AG	2,585	1,782,111
Roche Holding AG	22,339	8,644,713
SGS SA.	206	587,392
Sonova Holding AG	1,898	676,107
Swiss Life Holding AG	1,096	705,359
Swiss Re AG	10,414	1,134,626
Swisscom AG	893	510,389
Vifor Pharma AG	1,682	297,945

		16,433,114

Canada — 9.5%
Agnico Eagle Mines Ltd.	8,373	399,878
Ballard Power Systems, Inc. (b)	7,953	82,958
Bank of Montreal	22,457	2,541,782
Bank of Nova Scotia (The)	42,157	3,036,418

	SHARES	VALUE
Canada — (continued)
FirstService Corporation	1,388	$221,313
Gildan Activewear, Inc.	6,833	271,987
Intact Financial Corporation	6,143	832,291
Magna International, Inc.	9,943	801,025
Metro, Inc.	8,380	448,203
National Bank of Canada	11,682	934,597
Ritchie Bros Auctioneers, Inc.	3,720	226,735
Rogers Communications, Inc., Class B	12,213	619,393
Shopify, Inc. (b)	3,927	3,790,303
TMX Group Ltd.	2,007	204,158
Toromont Industries Ltd.	2,885	243,496
Wheaton Precious Metals Corporation	15,673	631,876
WSP Global, Inc.	4,034	537,888

		15,824,301

France — 9.3%
Amundi SA (c)	2,145	166,747
AXA SA	67,182	2,127,755
Bureau Veritas SA	10,227	292,624
Carrefour SA	21,607	411,222
Cie Generale des Etablissements Michelin SCA	5,872	982,542
CNP Assurances	5,795	142,647
Danone SA	22,548	1,405,918
EssilorLuxottica SA	9,968	1,885,832
Gecina SA REIT	1,599	216,976
L’Oreal SA	8,708	3,719,657
Schneider Electric SE	18,754	3,176,895
Unibail-Rodamco-Westfield REIT (b)	4,297	327,425
Valeo SA	8,001	223,941
Vivendi SA	26,748	350,549

		15,430,730

Netherlands — 6.4%
Akzo Nobel NV	6,537	676,641
ASML Holding NV	10,164	6,884,137
CNH Industrial NV	35,565	542,094
Koninklijke DSM NV	6,033	1,130,968
NN Group NV	9,391	525,549
Wolters Kluwer NV	9,224	938,822

		10,698,211

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	continued

	SHARES	VALUE
Denmark — 5.6%
Ambu A/S, Class B	5,622	$119,124
Coloplast A/S, Class B	4,134	601,176
Genmab A/S (b)	2,274	774,365
GN Store Nord A/S	4,374	264,688
Novo Nordisk A/S, Class B	58,368	5,805,766
Novozymes A/S	7,149	490,761
Pandora A/S	3,436	373,630
Vestas Wind Systems A/S	34,890	944,137

		9,373,647

Australia — 4.2%
ASX Ltd.	6,717	398,383
BlueScope Steel Ltd.	17,514	229,558
Brambles Ltd.	50,229	345,082
Cochlear Ltd.	2,279	312,532
Coles Group Ltd.	46,725	536,821
Computershare Ltd.	18,889	261,838
Dexus REIT	37,805	275,223
Fortescue Metals Group Ltd.	58,512	821,646
GPT Group (The) REIT	64,464	228,443
Insurance Australia Group Ltd.	85,549	258,050
Lendlease Corporation Ltd.	23,138	163,739
Mirvac Group REIT	137,545	254,900
Newcrest Mining Ltd.	28,302	439,010
Northern Star Resources Ltd.	38,563	229,838
Ramsay Health Care Ltd.	6,341	282,916
REA Group Ltd.	1,813	187,825
SEEK Ltd.	11,851	245,596
Stockland REIT	80,540	232,155
Sydney Airport (b)	45,841	281,749
Transurban Group	106,436	940,299
Vicinity Centres REIT	130,608	151,414

		7,077,017

Hong Kong — 2.3%
BOC Hong Kong Holdings Ltd.	126,000	486,526
Hang Seng Bank Ltd.	26,617	526,955
Hong Kong Exchanges & Clearing Ltd.	41,920	2,392,600
MTR Corporation Ltd.	54,167	293,195
Swire Properties Ltd.	37,800	100,764

		3,800,040

	SHARES	VALUE
Singapore — 2.1%
Capitaland Investment Ltd. (b)	92,011	$236,082
City Developments Ltd.	15,400	80,893
DBS Group Holdings Ltd.	62,936	1,653,069
Oversea-Chinese Banking Corporation Ltd.	116,400	1,083,442
Singapore Telecommunications Ltd.	284,000	514,942

		3,568,428

Spain — 1.6%
Banco Bilbao Vizcaya Argentaria SA	231,337	1,477,038
Industria de Diseno Textil SA	37,644	1,141,741

		2,618,779

Sweden — 1.4%
Boliden AB	9,464	383,220
Electrolux AB	7,675	159,694
Essity AB, Class B	21,282	599,945
Husqvarna AB B Shares	14,563	202,482
Svenska Cellulosa AB SCA, Class B	21,082	367,113
Tele2 AB B Shares	17,003	247,393
Telia Company AB	92,961	366,395

		2,326,242

Ireland — 1.2%
CRH PLC (d)	27,022	1,356,267
Kerry Group PLC, Class A	5,511	694,385

		2,050,652

Italy — 1.1%
Amplifon SpA	4,173	177,381
Intesa Sanpaolo SpA	572,792	1,702,288

		1,879,669

Norway — 1.1%
DNB Bank ASA	32,159	765,391
Mowi ASA	15,364	377,093
Orkla ASA	26,486	253,111
Telenor ASA	23,893	394,868

		1,790,463

Jersey — 0.7%
Ferguson PLC	7,677	1,207,438

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2022 (unaudited)	concluded

	SHARES	VALUE
New Zealand — 0.7%
Fisher & Paykel Healthcare Corporation Ltd.	19,867	$365,513
Meridian Energy Ltd.	43,344	124,939
Ryman Healthcare Ltd.	14,242	93,123
Spark New Zealand Ltd.	66,614	190,388
Xero Ltd. (b)	4,624	374,576

		1,148,539

Belgium — 0.6%
KBC Group NV	8,659	753,081
Umicore SA.	6,786	256,893

		1,009,974

Finland — 0.6%
Elisa Oyj	4,967	291,776
Kesko Oyj B Shares	9,480	299,414
Orion Oyj, Class B	3,720	151,268
Wartsila OYJ Abp	16,386	202,311

		944,769

Israel — 0.3%
Bank Leumi Le-Israel BM	50,342	539,918

Portugal — 0.1%
Jeronimo Martins SGPS SA	9,653	231,975

Total Common Stocks (Cost $139,950,937)		164,062,439

SHORT-TERM INVESTMENTS — 0.9%
UMB Money Market Fiduciary Account, 0.01% (e) (Cost $1,490,326)		1,490,326

Total Short-term Investments (Cost $1,490,326)		1,490,326

TOTAL INVESTMENTS (f) — 99.3%
(Cost $141,441,263)		165,552,765
Other Assets Less Liabilities — 0.7%		1,180,211

NET ASSETS — 100.0%		$166,732,976

REIT – Real Estate Investment Trusts

PLC – Public Limited Company

(a)	Preference shares.
(b)	Non-income producing security.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. The total value of these securities is $166,747.

(d)	Shares of this security are traded on the Irish Stock Exchange.
(e)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(f)

The cost of investments for federal income tax purposes is $143,582,737 resulting in gross unrealized appreciation and depreciation of $31,853,220 and $9,883,192 respectively, or net unrealized appreciation of $21,970,028.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2022

(unaudited)

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $287,647,223, $267,359,958 and $141,441,263, respectively)	$420,645,220	$565,361,385	$165,552,765
Foreign cash, at value (cost $651,062)	—	—	646,727
Receivables for:
Capital stock sold	482,269	247,462	241,964
Interest	862,832	29	8
Dividends	85,902	448,425	491,090

Total assets	422,076,223	566,057,301	166,932,554

LIABILITIES:
Payable for capital stock repurchased	123,003	147,867	45,423
Accrued expenses	499,809	534,054	154,155

Total liabilities	622,812	681,921	199,578

NET ASSETS	$421,453,411	$565,375,380	$166,732,976

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$285,215,208	$271,138,025	$144,677,914
Net distributable earnings	136,238,203	294,237,355	22,055,062

NET ASSETS	$421,453,411	$565,375,380	$166,732,976

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$320,238,457	$340,958,502	$50,823,345
Shares of beneficial interest issued and outstanding	9,005,270	4,735,695	3,645,358
Net asset value per share	$35.56	$72.00	$13.94

Institutional Class Shares:
Net assets applicable to shares outstanding	$101,214,954	$224,416,878	$115,909,631
Shares of beneficial interest issued and outstanding	2,837,397	3,126,327	8,329,521
Net asset value per share	$35.67	$71.78	$13.92

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2022

(unaudited)

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$1,365,652	$90	$37
Dividend and other income (net of $2,050, $0 and $217,016 foreign withholding taxes, respectively)	1,351,958	3,476,929	1,884,903

Total investment income	2,717,610	3,477,019	1,884,940

EXPENSES:
Administrative services fee.	1,636,667	2,525,713	666,185
Investment advisory fee	1,350,096	607,132	236,199

Total expenses	2,986,763	3,132,845	902,384

NET INVESTMENT INCOME (LOSS)	(269,153)	344,174	982,556

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,861,142	1,241,395	1,253,219
Foreign currency transactions	—	—	(8,958)
Change in net unrealized appreciation (depreciation) on:
Investments	(9,296,076)	9,778,020	(10,022,353)
Foreign currency translations	—	—	(31,635)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(2,434,934)	11,019,415	(8,809,727)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .	$(2,704,087)	$11,363,589	$(7,827,171)

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		MSCI INTERNATIONAL INDEX FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2022 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2021	FOR THE SIX MONTHS ENDED JANUARY 31, 2022 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2021	FOR THE SIX MONTHS ENDED JANUARY 31, 2022 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2021
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$(269,153)	$359,758	$344,174	$987,174	$982,556	$1,220,471
Net realized gain on investments and foreign currency transactions	6,861,142	16,446,802	1,241,395	7,041,775	1,244,261	2,727,492
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(9,296,076)	62,893,208	9,778,020	130,962,212	(10,053,988)	26,484,075

Net increase (decrease) in net assets resulting from operations	(2,704,087)	79,699,768	11,363,589	138,991,161	(7,827,171)	30,432,038

Dividends and distributions to shareholders:
Distributions
Individual Investor Class	(12,975,872)	(11,234,235)	(4,006,704)	(2,745,220)	(1,169,542)	(298,641)
Institutional Class	(3,940,409)	(638,469)	(2,549,560)	(1,738,639)	(2,860,543)	(1,087,148)

Total dividends and distributions	(16,916,281)	(11,872,704)	(6,556,264)	(4,483,859)	(4,030,085)	(1,385,789)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	24,333,074	51,309,687	21,221,374	36,027,217	10,220,246	14,842,998
Institutional Class	18,823,206	82,462,305	57,759,871	57,870,103	17,699,075	44,720,506
Reinvestment of dividends and distributions
Individual Investor Class	12,593,808	10,913,432	3,913,636	2,678,258	1,157,470	290,831
Institutional Class	3,886,387	638,022	2,335,534	1,566,618	2,860,134	1,084,325
Payments for shares redeemed
Individual Investor Class[1]	(25,798,126)	(108,845,151)	(25,434,891)	(59,974,244)	(3,433,225)	(6,654,168)
Institutional Class[2]	(3,102,768)	(3,838,475)	(15,359,146)	(16,528,661)	(8,423,644)	(15,500,979)

Net increase in net assets resulting from capital share transactions	30,735,581	32,639,820	44,436,378	21,639,291	20,080,056	38,783,513

Total increase in net assets	11,115,213	100,466,884	49,243,703	156,146,593	8,222,800	67,829,762
NET ASSETS:
Beginning of period	410,338,198	309,871,314	516,131,677	359,985,084	158,510,176	90,680,414

End of period	$421,453,411	$410,338,198	$565,375,380	$516,131,677	$166,732,976	$158,510,176

[1]	Net of redemption fee received of $3,310, $12,080, $5,265, $8,985, $2,221 and $4,165, respectively.
[2]	Net of redemption fee received of $9, $250, $165, $960, $7 and $1,159, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2022		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2021	2020	2019	2018	2017
Net Asset Value, beginning of period.	$37.21		$30.83	$29.05	$27.05	$25.55	$23.93

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		0.02	0.11	0.12	0.07	0.08
Net realized and unrealized gain (loss) on investments	(0.12)		7.51	2.25	2.50	1.79	2.05

Total increase (decrease) from investment operations	(0.16)		7.53	2.36	2.62	1.86	2.13

Less dividends:
Dividends from net investment income	—		(0.02)	(0.11)	(0.11)	(0.05)	(0.03)
Distributions from net realized gains	(1.49)		(1.13)	(0.47)	(0.51)	(0.31)	(0.48)

Total decrease from dividends	(1.49)		(1.15)	(0.58)	(0.62)	(0.36)	(0.51)

Net Asset Value, end of period	$35.56		$37.21	$30.83	$29.05	$27.05	$25.55

Total return	(0.62	)%(a)	24.86%	8.19%	10.04%	7.32%	9.07%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$320,238		$323,991	$309,871	$276,487	$247,066	$225,670
Ratio of expenses to average net assets	1.46	%(b)	1.46%	1.47%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	(0.19	)%(b)	0.07%	0.37%	0.44%	0.25%	0.31%
Portfolio turnover(c)	6	%(a)	17%	25%	19%	18%	26%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

GREEN CENTURY BALANCED FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2022		FOR THE PERIOD NOVEMBER 30, 2020 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2021
	(UNAUDITED)
Net Asset Value, beginning of period	$37.27		$33.58

Income (loss) from investment operations:
Net investment income	0.01		0.08
Net realized and unrealized gain (loss) on investments	(0.12)		4.78

Total increase (decrease) from investment operations	(0.11)		4.86

Less dividends:
Dividends from net investment income	—		(0.04)
Distributions from net realized gains	(1.49)		(1.13)

Total decrease from dividends	(1.49)		(1.17)

Net Asset Value, end of period	$35.67		$37.27

Total return	(0.48	)%(a)	14.89	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$101,215		$86,347
Ratio of expenses to average net assets	1.16	%(b)	1.16	%(b)
Ratio of net investment income to average net assets	0.11	%(b)	0.33	%(b)
Portfolio turnover(c)	6	%(a)	17	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2022		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2021	2020	2019	2018	2017
Net Asset Value, beginning of period.	$71.35		$52.23	$46.17	$43.16	$38.05	$33.65

Income from investment operations:
Net investment income	0.01		0.09	0.25	0.25	0.22	0.27
Net realized and unrealized gain on investments	1.50		19.60	6.16	3.61	5.28	4.84

Total increase from investment operations	1.51		19.69	6.41	3.86	5.50	5.11

Less dividends:
Dividends from net investment income	(0.01)		(0.06)	(0.22)	(0.21)	(0.20)	(0.22)
Distributions from net realized gains	(0.85)		(0.51)	(0.13)	(0.64)	(0.19)	(0.49)

Total decrease from dividends	(0.86)		(0.57)	(0.35)	(0.85)	(0.39)	(0.71)

Net Asset Value, end of period	$72.00		$71.35	$52.23	$46.17	$43.16	$38.05

Total return	2.03	%(a)	37.90%	13.95%	9.33%	14.52%	15.42%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$340,959		$338,094	$265,946	$244,706	$232,609	$207,282
Ratio of expenses to average net assets	1.25	%(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.02	%(b)	0.14%	0.52%	0.58%	0.53%	0.76%
Portfolio turnover(c)	2	%(a)	9%	10%	14%	18%	17%

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2022		FOR THE YEARS ENDED JULY 31,			FOR THE PERIOD APRIL 30, 2018 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2018
	(UNAUDITED)		2021	2020	2019
Net Asset Value, beginning of period	$71.12		$52.10	$46.11	$43.16	$40.86

Income from investment operations:
Net investment income	0.14		0.30	0.39	0.39	0.09
Net realized and unrealized gain on investments	1.47		19.54	6.16	3.59	2.35

Total increase from investment operations	1.61		19.84	6.55	3.98	2.44

Less dividends:
Dividends from net investment income	(0.10)		(0.31)	(0.43)	(0.39)	(0.14)
Distributions from net realized gains	(0.85)		(0.51)	(0.13)	(0.64)	—

Total decrease from dividends.	(0.95)		(0.82)	(0.56)	(1.03)	(0.14)

Net Asset Value, end of period	$71.78		$71.12	$52.10	$46.11	$43.16

Total return	2.17	%(a)	38.33%	14.28%	9.65%	6.50	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$224,417		$178,038	$94,039	$54,850	$29,978
Ratio of expenses to average net assets	0.95	%(b)	0.95%	0.95%	0.95%	0.95	%(b)
Ratio of net investment income to average net assets	0.32	%(b)	0.44%	0.82%	0.88%	0.83	%(b)
Portfolio turnover(c)	2	%(a)	9%	10%	14%	18	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2022		FOR THE YEARS ENDED JULY 31,				FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	(UNAUDITED)		2021	2020	2019	2018
Net Asset Value, beginning of period	$14.94		$11.68	$11.07	$11.50	$11.31	$10.00

Income (loss) from investment operations:
Net investment income	0.06		0.09	0.10	0.18	0.17	0.10
Net realized and unrealized gain (loss) on investments.	(0.72)		3.27	0.59	(0.40)	0.24	1.31

Total increase (decrease) from investment operations	(0.66)		3.36	0.69	(0.22)	0.41	1.41

Less dividends:
Dividends from net investment income	(0.08)		(0.10)	(0.08)	(0.16)	(0.19)	(0.10)
Distributions from net realized gains	(0.26)		—	—	(0.05)	(0.03)	—

Total decrease from dividends	(0.34)		(0.10)	(0.08)	(0.21)	(0.22)	(0.10)

Net Asset Value, end of period	$13.94		$14.94	$11.68	$11.07	$11.50	$11.31

Total return	(4.56	)%(a)	28.76%	6.28%	(1.82)%	3.62%	14.18	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$50,823		$46,508	$29,073	$22,110	$18,744	$8,087
Ratio of expenses to average net assets	1.28	%(b)	1.28%	1.28%	1.28%	1.28%	1.28	%(b)
Ratio of net investment income to average net assets	0.95	%(b)	0.77%	0.98%	1.79%	1.71%	1.79	%(b)
Portfolio turnover(c)	5	%(a)	31%	20%	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2022		FOR THE YEARS ENDED JULY 31,				FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	(UNAUDITED)		2021	2020	2019	2018
Net Asset Value, beginning of period	$14.90		$11.66	$11.07	$11.50	$11.31	$10.00

Income (loss) from investment operations:
Net investment income	0.09		0.13	0.13	0.21	0.21	0.12
Net realized and unrealized gain (loss) on investments.	(0.71)		3.26	0.59	(0.38)	0.23	1.31

Total increase (decrease) from investment operations	(0.62)		3.39	0.72	(0.17)	0.44	1.43

Less dividends:
Dividends from net investment income	(0.10)		(0.15)	(0.13)	(0.21)	(0.22)	(0.12)
Distributions from net realized gains	(0.26)		—	—	(0.05)	(0.03)	—

Total decrease from dividends	(0.36)		(0.15)	(0.13)	(0.26)	(0.25)	(0.12)

Net Asset Value, end of period	$13.92		$14.90	$11.66	$11.07	$11.50	$11.31

Total return	(4.32	)%(a)	29.09%	6.51%	(1.43)%	3.90%	14.36	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$115,910		$112,002	$61,608	$42,012	$31,808	$15,574
Ratio of expenses to average net assets	0.98	%(b)	0.98%	0.98%	0.98%	0.98%	0.98	%(b)
Ratio of net investment income to average net assets .	1.25	%(b)	1.07%	1.28%	2.09%	2.01%	2.09	%(b)
Portfolio turnover(c)	5	%(a)	31%	20%	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “MSCI International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund Investor Share Class commenced operations on March 18, 1992, The Balanced Fund Institutional Share Class commenced operations on November 30, 2020, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the MSCI International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by an independent pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

For non-U.S. securities traded in foreign markets, the MSCI International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2022:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$266,686,896	$ —	$ —	$266,686,896
BONDS & NOTES	—	136,156,532	—	136,156,532
SHORT-TERM OBLIGATIONS	17,801,792	—	—	17,801,792

TOTAL	$284,488,688	$136,156,532	$ —	$420,645,220

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2022:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$563,113,331	$ —	$ —	$563,113,331
SHORT-TERM OBLIGATIONS	2,248,054	—	—	2,248,054

TOTAL	$565,361,385	$ —	$ —	$565,361,385

The following is a summary of the inputs used to value the MSCI International Index Fund’s net assets as of January 31, 2022:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$31,847,793	$ —	$31,847,793
GERMANY	—	17,415,854	—	17,415,854
UNITED KINGDOM	403,822	16,441,064	—	16,844,886
SWITZERLAND	—	16,433,114	—	16,433,114
CANADA	15,824,301	—	—	15,824,301
FRANCE	—	15,430,730	—	15,430,730
NETHERLANDS	—	10,698,211	—	10,698,211
DENMARK	—	9,373,647	—	9,373,647
AUSTRALIA	—	7,077,017	—	7,077,017
HONG KONG	—	3,800,040	—	3,800,040
SINGAPORE	—	3,568,428	—	3,568,428
SPAIN	—	2,618,779	—	2,618,779
SWEDEN	—	2,326,242	—	2,326,242
IRELAND	—	2,050,652	—	2,050,652
ITALY	—	1,879,669	—	1,879,669
NORWAY	—	1,790,463	—	1,790,463
JERSEY	—	1,207,438	—	1,207,438
NEW ZEALAND	—	1,148,539	—	1,148,539
BELGIUM	—	1,009,974	—	1,009,974
FINLAND	—	944,769	—	944,769
ISRAEL	—	539,918	—	539,918
PORTUGAL	—	231,975	—	231,975

TOTAL COMMON STOCKS	16,228,123	147,834,316	—	164,062,439

SHORT-TERM OBLIGATIONS	1,490,326	—	—	1,490,326

TOTAL	$17,718,449	$147,834,316	$ —	$165,552,765

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

There were no transfers into or out of Level 3 during the reporting period.

(B)

Securities Transactions and Investment Income:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The MSCI International Index Fund had no open foreign currency spot contracts outstanding as of January 31, 2022.

Cash, including cash denominated in foreign currencies, represents cash on hand held at major financial institutions and is subject to credit risk to the extent the balance exceeds applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.

(D)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(E)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

U.S. GAAP requires that all entities, including pass-through entities such as the Funds, establish a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2022. Also, the Funds had recognized no interest and

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

penalties related to uncertain tax benefits through January 31, 2022. At January 31, 2022, the tax years 2018 through 2021 remain open to examination by the Internal Revenue Service.

(F)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2022, the Balanced Fund, Equity Fund and MSCI International Index Fund received $3,319, $5,430 and $2,228 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(G)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of January 31, 2022, no liability has been accrued.

(H)

Offsetting of Assets and Liabilities:    As of January 31, 2022, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of January 31, 2022, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Effective February 1, 2018, Green Century and the Funds on behalf of the Balanced Fund entered into a contractual investment advisory fee waiver agreement pursuant to which Green Century agreed to waive that portion of the fee to which it is otherwise entitled under the Advisory Agreement between Green Century and the Funds with respect to the Balanced Fund, so that Green Century’s investment advisory fee with respect to the Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. Effective November 28, 2018, the Balanced Fund’s Advisory Agreement was amended to reflect the same reduction in the advisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, the Balanced Fund paid Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The MSCI International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the MSCI International Index Fund’s average daily net assets.

(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Effective February 1, 2018, Green Century, Trillium, and the Funds on behalf of the Balanced Fund entered into a contractual investment subadvisory fee waiver agreement pursuant to which Trillium agreed to waive that portion of the fee to which it is otherwise entitled under the Subadvisory Agreement between Green Century, Trillium and the Funds with respect to the Balanced Fund, so that Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. Effective November 28, 2018, the Balanced Fund’s Subadvisory Agreement was amended to reflect the same reduction in the subadvisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, Trillium was paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2022, Green Century accrued fees of $714,164 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and MSCI International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the MSCI International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2022, Green Century accrued fees of $104,928 and $100,260 to Northern Trust for the Equity Fund and the MSCI International Index Fund, respectively.
(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s Individual Investor Class average daily net assets up to and including $250 million and 1.43% of the Fund’s Individual Investor Class average daily net assets in excess of $250 million, and 1.18% of the Fund’s Institutional Class average daily net assets up to and including $250 million and 1.13% of the Fund’s Institutional Class average daily net assets in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The MSCI International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.

(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2022, Green Century accrued fees of $136,240, $166,047, and $68,109 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the MSCI International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

of $27,370, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The MSCI International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the MSCI International Index Fund, MSCI is paid by the Adviser an annual license fee of $27,820, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2022, Green Century accrued fees of $111,164 and $52,812 to MSCI for the Equity Fund and MSCI International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the six months ended January 31, 2022, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $24,577,511 and $22,823,988 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $50,844,007 and $13,476,997, respectively. The MSCI International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $24,584,121 and $8,486,930, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2021 were as follows:

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
Undistributed ordinary income	$2,184,375	$597,353	$608,514
Undistributed long-term capital gains	11,120,985	5,348,471	1,156,779

Tax accumulated earnings	13,305,360	5,945,824	1,765,293

Accumulated capital and other losses	—	—	—
Unrealized appreciation (depreciation)	142,553,211	283,484,206	32,126,592
Foreign currency translations	—	—	20,433

Distributable net earnings (deficit)	$155,858,571	$289,430,030	$33,912,318

The tax character of distributions paid during the fiscal year ended July 31, 2021 and the year ended July 31, 2020 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020
Ordinary income	$670,021	$1,380,364	$1,620,123	$2,051,600
Long-term capital gains	11,202,683	4,185,315	2,863,736	678,002

	MSCI INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2021	YEAR ENDED JULY 31, 2020
Ordinary income	$1,385,789	$812,787
Long-term capital gains	—	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the MSCI International Index Fund were as follows:

	BALANCED FUND INDIVIDUAL INVESTOR CLASS	BALANCED FUND INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2022	YEAR ENDED JULY 31, 2021
Shares sold	647,401	1,522,668
Reinvestment of dividends	336,823	328,224
Shares redeemed	(685,368)	(3,196,079)

	298,856	(1,345,187)

	BALANCED FUND INSTITUTIONAL CLASS	BALANCED FUND INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2022	PERIOD ENDED JULY 31, 2021
Shares sold	498,778	2,406,989
Reinvestment of dividends	103,665	19,108
Shares redeemed	(81,941)	(109,202)

	520,502	2,316,895

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2022	YEAR ENDED JULY 31, 2021
Shares sold	287,399	584,672
Reinvestment of dividends	50,649	44,915
Shares redeemed	(340,620)	(983,440)

	(2,572)	(353,853)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2022	YEAR ENDED JULY 31, 2021
Shares sold	797,451	941,642
Reinvestment of dividends	30,324	25,403
Shares redeemed	(204,665)	(268,728)

	623,110	698,317

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2022	YEAR ENDED JULY 31, 2021
Shares sold	682,592	1,098,251
Reinvestment of dividends	77,682	19,664
Shares redeemed	(228,815)	(494,063)

	531,459	623,852

	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2022	YEAR ENDED JULY 31, 2021
Shares sold	1,183,055	3,286,981
Reinvestment of dividends	192,472	73,909
Shares redeemed	(560,824)	(1,130,521)

	814,703	2,230,369

NOTE 6 — Market Risk from COVID-19

In March 2020, a pandemic related to COVID-19 was declared. The pandemic represents a market risk factor including uncertainty in the financial markets. Green Century will continue to monitor market conditions as information is available and evaluate the potential impacts, if any, on the value of its investments.

NOTE 7 — Subsequent Events

Subsequent to January 31, 2022 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

There were no events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds (the “Board” or the “Trustees”) considered and approved the continuation of the Funds’ advisory and subadvisory agreements.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Trustees, including the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Trustees”), voted to approve the continuance of the Investment Advisory Agreements, as amended (the “Advisory Agreements”) between the Trust, on behalf of each of the Balanced Fund, the Equity Fund, and the International Fund and Green Century Capital Management (“Green Century” or the “Adviser”) at the October 13-14, 2021 meeting. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all of the information provided to them by Green Century, including information provided throughout the year. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. The Trustees met with representatives of Green Century at the Trustees’ October 13-14, 2021 meeting to discuss matters related to the continuation of the Advisory Agreements. Prior to voting, the Independent Trustees met with their independent counsel in private sessions at which no representatives of management were present. In approving the Advisory Agreements the Trustees did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser.

With respect to the Balanced Fund, the services performed include the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies independently and without reliance on third-party proxy advisory firms; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

With respect to the Equity Fund and the International Fund, these services include monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social ex Fossil Fuels Index (the “MSCI KLD Index”); monitoring the International Fund’s performance and tracking error relative to the MSCI World ex USA SRI ex Fossil Fuels Index (the “MSCI World Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s and the International Fund’s shareholder proxies independently and without reliance on third-party proxy advisory firms; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund and the International Fund, which performs day-to-day portfolio management for those two Funds.

In addition, the Trustees considered the Adviser’s ongoing efforts and commitment with respect to shareholder advocacy and corporate environmental responsibility. They took into account the not-for-profit ownership of the Adviser’s business, including its grant to a non profit organization out of its own resources and the fact that any distribution of profits by the Adviser are paid to its 100% owner, Paradigm Partners, which is comprised entirely of nonprofit advocacy organizations so that no individuals directly benefit from the distributed earned profits of the Adviser. The Trustees noted the Adviser’s distribution of profits in recent years and acknowledged the long-term commitment from Paradigm Partners over the life of the Funds. They also considered the administrative services provided by Green Century to the Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. The Trustees took into account Green Century’s ongoing response to the coronavirus (COVID-19) pandemic and its adaptation to remote working. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to each Fund.

Investment Performance.    With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper Index”), which is a broad-based balanced fund market index, and against a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. In addition, the Trustees took into account the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund and the International Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund and the International Fund, respectively.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of thousands of mutual funds. In addition, the Trustees considered comparative advisory fee and expense ratio information provided by Green Century relating to a smaller set of peer funds identified by Green Century. The Trustees took into account, among other things, the distinct nature of the Funds as compared with the peer funds, particularly with respect to the Funds’ social investing, the non-profit ownership of the Adviser, and the Adviser’s advocacy efforts and how those characteristics distinguished the Funds from their peers. The Trustees also noted that, based on information provided by Green Century, competitors to the Equity Fund include actively managed funds in addition to index funds.

With respect to the Morningstar peer groups, for the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was higher than the average advisory fee for socially conscious funds (by 7 basis point), socially conscious balanced Funds (by 13 basis points), all balanced funds (by 14 basis points), and balanced funds with assets between $400 million and $500 million (by 19 basis points). The Trustees also noted that the total expense ratio of the Balanced Fund Investor Class was capped at 1.46% primarily through the application of a “unitary administrative fee” paid to Green Century, and that the total expense ratio was higher than that of the average of socially conscious funds (by 42 basis points), socially conscious balanced funds (by 40 basis points), all balanced funds (by 49 basis points), and balanced funds with assets between $400 million and $500 million (by 44 basis points).

For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was lower than the average advisory fee for socially conscious funds (by 33 basis points), socially conscious large growth funds (by 38 basis points), all large growth funds (by 46 basis points), large growth funds with assets between $500 million and $600 million (by 46 basis points) and large growth index funds (by 41 basis points). The Trustees also noted that the total expense ratio of Individual Investor Class of the Equity Fund was capped at 1.25% primarily through the application of a “unitary administrative fee” paid to Green Century, and that the total expense ratio was higher than the average of socially conscious funds (by 21 basis points), socially conscious large growth funds (by 16 basis points), large growth funds with assets between $500 million and $600 million (by 7 basis points), the average of all large growth fund (by 4 basis points) and was lower than the average of large growth index funds (by 2 basis points).

For the International Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was lower than that of the average advisory fee for socially conscious funds (by 28 basis points), socially conscious foreign large blend funds (by 39 basis points), all foreign large blend funds (by 37 basis points) and foreign large blend funds with assets between $100 million and $200 million (by 40 basis points), and higher than the average advisory fee for foreign large blend index funds (by 13 basis points). The Trustees also noted that the total expense ratio of Individual Investor Class shares of the International Fund was capped at 1.28% primarily through the application of a “unitary administrative fee” paid to Green Century, and that the total expense ratio was higher than that of the average of socially conscious funds (by 24 basis points), socially conscious foreign large blend funds (by 16 basis points), all foreign large blend funds (by 20 basis points), foreign large blend funds with assets between $100 million and $200 million (by 39 basis point) and foreign large blend index funds (by 103 basis points).

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationships to the Funds had not been profitable for several years, though recent growth in Fund assets resulted in a profit for the Adviser’s fiscal year ended June 30, 2015 and increasing levels of profit for subsequent periods through the Adviser’s fiscal year ended June 30, 2021. The Trustees considered an analysis of the estimated Fund-by-Fund profitability for Green Century from the investment management and administrative service it provides to the Trust, which showed that the Adviser had made a profit from managing the Balanced Fund, the Equity Fund and, for the first time, the International Fund. In this regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds and the amount retained by Green Century out of the advisory fees. The Trustees also considered the fees received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees considered the costs and entrepreneurial risks assumed by the Adviser in connection with launching, branding and maintaining publicly-offered mutual funds and that the Adviser had been unprofitable for ten of the last twenty fiscal years. The Trustees took into account the operational enhancements that Green Century had indicated it would need to undertake in connection with the growth of Fund assets, the addition of new share classes, and the expansion into different types of assets. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Funds.

Other Benefits.    With respect to fall-out benefits from the Adviser’s arrangements with the Funds, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for each Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds and, more recently, as a pioneer in responsible and diversified fossil fuel free mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grow in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past few years relative to a very small base. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for each of the Equity Fund and the Balanced Fund includes breakpoints that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size, though under certain circumstances the structure of the Equity Fund’s unitary administrative fee arrangement with the Adviser offsets the effects of any advisory fee reduction on the total expense ratio. The Trustees concluded that there was no current need to seek additional breakpoints, that economies of scale could be realized as the Funds grow, and that if assets increased significantly the Trustees would have opportunities to negotiate further breakpoints or other decreases in fees with the Adviser.

Based on a review of all factors deemed relevant the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to all of the Funds should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENTS

The Trustees, including the Independent Trustees, voted to approve the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium, as amended (the “Balanced Fund Subadvisory Agreement”), the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Equity Fund Subadvisory Agreement”) and the continuance of the subadvisory agreement between the Trust, on behalf of the International Fund, Green Century, and Northern Trust (the “International Fund Subadvisory Agreement” and together with the Balanced Fund Subadvisory Agreement and the Equity Fund Subadvisory Agreement, the “Subadvisory Agreements”) at the October 13-14, 2021 meeting. In connection with their deliberations at the meetings, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, and information provided by Northern Trust regarding the investment performance of the Equity Fund (including the success with which the Equity Fund tracked the MSCI KLD Index) and the International Fund (including the success with which the International Fund tracked the MSCI World Index), the subadvisory fees paid to Trillium and Northern Trust, the profitability to Trillium of its subadvisory relationship to the Balanced Fund and financial information about Northern Trust. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreements. The Trustees considered all of the information provided to them by Trillium and Northern Trust, including information provided throughout the year. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the contract review. The Trustees met with representatives of Trillium and Northern Trust at the Trustees’ October 13-14, 2021 meeting to discuss matters related to the continuation of the Subadvisory Agreements. Prior to voting, the Independent Trustees met with their independent counsel in private sessions at which no representatives of management were present. In approving the continuance of the Subadvisory Agreements the Trustees did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Balanced Fund Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $4 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s chief compliance officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

The Trustees noted that under the terms of the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of each of the Equity Fund and the International Fund, making purchases and sales of portfolio securities consistent with each such Fund’s investment objective and policies and with changes to the applicable index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for each of the Equity Fund and the International Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff, as reported to them by the Trust’s chief compliance officer.

The Trustees took into account Trillium’s and Northern Trust’s responses to the novel coronavirus (COVID-19) pandemic and each firm’s response to the related market turbulence in 2021. Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium and Northern Trust, respectively, supported the continuance of the Subadvisory Agreements.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of periods ended August 31, 2021, the Balanced Fund’s one-, three-, five- and ten-year average annual returns outperformed the Lipper Index. The Trustees also noted that as of periods ended August 31, 2021, the Balanced Fund’s one-, three-, and five-year average annual returns outperformed the Custom Index and its ten-year average annual returns underperformed the Custom Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Balanced Fund Subadvisory Agreement.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. The Trustees reviewed the performance of the Individual Investor Class shares of the Equity Fund as compared to that of the MSCI KLD Index for the twelve-month period ended July 31, 2021, and noted that the Equity Fund’s performance closely followed that of the MSCI KLD Index. In particular, they observed that, after taking into consideration the fees and expenses of the Individual Investor Class shares, for the one-year period the Equity Fund’s performance was in line with that of the MSCI KLD Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Equity Fund Subadvisory Agreement. The Trustees reviewed the performance of the Individual Investor Class shares of the International Fund, exclusive of the expenses of the class, as compared to that of the MSCI World Index for the twelve-month period ended July 31, 2021, and noted that while the Fund’s performance followed that of the MSCI World Index, the Fund slightly underperformed the average annual returns of the MSCI World Index. The Trustees took into account that the non-U.S. nature of the securities in which the International Fund invests has a significant impact on the Fund’s tracking error, either positively or negatively, and noted that there was no readily available mechanism to mitigate such tracking error. After considering all the factors they deemed appropriate, the Trustees concluded that the performance of the International Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the International Fund Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Balanced Fund Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Balanced Fund in excess of $250 million.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was profitable. The Trustees noted that Trillium stated that recent increases in the assets of the Balanced Fund have allowed Trillium to realize what it considers to be a fair entrepreneurial profit on the subadvisory services it provides. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took into account that Trillium is the investment adviser or sub-adviser to other mutual funds. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium would receive from an institutional client with separate accounts of similar size as the Balanced Fund.

The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Equity Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $75,000 or (b) 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million.

The Trustees considered that that the subadvisory fees paid by Green Century to Northern Trust under the International Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $100,000 or (b) 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million.

The Trustees reviewed and considered an analysis of the subadvisory fees for the Equity Fund and the International Fund against comparative data for mutual funds subadvised by Northern Trust with a similar investment strategy and asset size. The Trustees noted that each Fund paid subadvisory fees at effective rates comparable to those paid to Northern Trust by other subadvised index funds with similar levels of net assets. In evaluating the profitability of each of the Equity Fund Subadvisory Agreement and International Fund Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level.

The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Funds.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreements, taking into account the nature and quality of services provided and the costs of the services provided by Trillium and Northern Trust as applicable, supported the continuance of the Subadvisory Agreements.

Other Benefits.    The Trustees evaluated potential other benefits that each of Trillium and Northern Trust may realize from its relationship with the applicable Fund(s). The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund or the International Fund through its affiliated broker. The Trustees also considered that no soft dollars have been paid in connection with Northern Trust’s management of the Equity Fund and the International Fund.

The Trustees further considered the reputational and other advantages that each of Trillium and Northern Trust may gain from its relationship with the applicable Fund(s), including that Northern Trust’s management of the Equity Fund and the International Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by each of Trillium and Northern Trust were reasonable in the context of its relationship with the applicable Fund(s).

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by each of Trillium and Northern Trust as the Funds grow in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of each Fund (compared with similar funds in the industry) and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past few years. They considered that if the assets were to increase, Trillium and Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Balanced Fund Subadvisory Agreement, the overall subadvisory fees paid to Trillium by Green Century (out of the advisory fee that Green Century receives from the Fund, which is subject to a breakpoint) include breakpoints at $30 million and $250 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 30 basis points) as assets in the Balanced Fund increase. They also noted that pursuant to the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, the overall subadvisory fees paid to Northern Trust by Green Century (out of the advisory fee that Green Century receives from the applicable Fund, which, for the Equity Fund, is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000 for the Equity Fund and $100,000 for the International Fund), so that fees as a percentage of net assets decrease as assets in the Equity Fund and the International Fund increase. The Trustees concluded that economies of scale could be realized as the Funds grow, and that the fee schedules as specified were appropriate, and supported the continuance of the Subadvisory Agreements.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that all of the Subadvisory Agreements should be continued for an additional one-year period.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, each Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. Green Century Capital Management, Inc. (the “Adviser”), the fund’s investment adviser, is the administrator of the Program. The Adviser has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any Highly Liquid Investment Minimum, and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from November 1, 2020 through October 31, 2021 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored each Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk.    The Committee reviewed each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that each Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing each Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing each Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources as components of the Fund’s ability to meet redemption requests.

Liquidity Classification.    The Committee reviewed the Program’s liquidity classification methodology for categorizing each Fund’s investments into one of four liquidity buckets. In reviewing each Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum.    For each Fund, the Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments.    The Committee confirmed that during the Reporting Period, no Fund acquired any illiquid investment such that, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind.    The Committee confirmed that no redemptions in-kind were effected by a Fund during the Reporting Period.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage each Fund’s liquidity risk throughout the Reporting Period.

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

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YOUR NOTES

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YOUR NOTES

Semi-Annual Report

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Green Century Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Green Century or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Green Century Funds electronically by contacting your financial intermediary or, if you invest directly with the Funds, by contacting Shareholder Services at 1-800-221-5519 or by visiting https://www.greencentury.com/access-my-account/.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Funds, you can inform Green Century that you wish to continue receiving paper copies of your shareholder reports by contacting Green Century at 1-800-221-5519 or via email at info@greencentury.com. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all accounts held in the Green Century Funds.

January 31, 2022

Balanced

Fund

Equity Fund

International Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
April 05, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Leslie Samuelrich
Leslie Samuelrich
President and Principal Executive Officer
April 05, 2022

/s/ Matt Dunlap
Matt Dunlap
Treasurer and Principal Financial Officer
April 05, 2022